Business Combination	4 Months Ended	12 Months Ended
	Apr. 21, 2014	Dec. 30, 2013
Business Combinations [Abstract]
Business Combination
Business Combination
On January 8, 2014, we acquired two franchise restaurants in Mobile, Alabama and Destin, Florida from one of our franchisees which will allow for us to expand our Company-owned operations to these markets. The purchase price for the acquisition was $1.1 million in cash. The acquired restaurants contributed revenues of approximately $0.6 million from acquisition until April 21, 2014.
Goodwill recorded in connection with the acquisition was attributable to synergies expected to arise from cost saving opportunities as well as future expected cash flows. The preliminary allocation of the purchase price to the estimated fair value of the assets acquired and liabilities assumed at the acquisition date is as follows (in thousands):

Cash	$2
Inventory	15
Property and equipment	167
Reacquired rights	91
Goodwill	892
Accounts payable	(3)
Royalties payable	(17)
Total purchase price	$1,147
The pro forma impact of the acquisition and the current period results are not presented as it is not considered material to our Consolidated Financial Statements.

Business Combination
On August 6, 2012, we acquired three South Carolina franchise restaurants for $5.8 million in cash. Simultaneous to the acquisition, we repaid $0.2 million to the South Carolina franchisee, which resulted in a decrease of our unearned franchise fees. As a result of this acquisition, we gained control of the three restaurants and expanded our Company-owned operations into South Carolina. The acquired restaurants contributed revenues of approximately $1.9 million from the date of acquisition to December 31, 2012. The pro forma impact of the acquisition is not presented, as it is not considered material to our consolidated financial statements.
Goodwill recorded in connection to the acquisition was attributable to synergies expected to arise from cost saving opportunities as well as future expected cash flows. The allocation of the purchase price to the estimated fair value of the assets acquired and liabilities assumed at the acquisition date is as follows:

Cash	$2,400
Deposits	11,010
Accounts receivable	4,937
Inventory	38,306
Property, plant and equipment	752,553
Prepaid rent	15,438
Reacquired rights	2,868,514
Goodwill	2,183,585
Accounts payable	(12,400)
Royalties payable	(27,705)
Total purchase price	$5,836,638

On November 30, 2011, we acquired three Houston franchise restaurants for $2.6 million in cash. Through the acquisition, we gained control of the three restaurants and we were able to expand our operations in the Houston market. The acquired restaurants contributed revenues of approximately $0.2 million from acquisition until December 26, 2011. The pro forma impact of the acquisition is not presented, as it is not considered material to our consolidated financial statements.
The allocation of the purchase price to the estimated fair value of the assets acquired and liabilities assumed at the acquisition date is as follows:

Cash	$2,400
Deposits	31,293
Inventory	28,500
Property, plant and equipment	1,044,200
Reacquired rights	2,626,497
Accounts payable	(2,500)
Royalties payable	(19,612)
Deferred tax liability	(436,550)
Net assets acquired	3,274,228
Bargain purchase gain	(697,347)
Total purchase price	$2,576,881

Since the fair value assigned to the net assets acquired exceeded the consideration paid, we recorded a $0.7 million bargain purchase gain. Also, in connection with the transaction, we wrote off the net franchise agreement intangible asset related to the purchase in the amount of $0.2 million, which created a net bargain purchase gain from acquisition of $0.5 million for the year ended December 26, 2011.